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EXHIBIT 10.15(c)

        SETTLEMENT AND PURCHASE AGREEMENT

        THIS SETTLEMENT AND PURCHASE AGREEMENT, dated as of September 7, 2001 (this "Agreement"), is made by and among Microsoft Corporation, a Washington corporation ("Microsoft"), MS Channel Initiatives Corp., a Nevada corporation and a wholly owned subsidiary of Microsoft ("MSCI"), divine, inc., a Delaware corporation ("divine"), and divine/Whittman-Hart, inc., an Illinois corporation and a wholly owned subsidiary of divine ("DWH").

        WHEREAS, each of marchFIRST, Inc., a Delaware corporation ("marchFIRST"), and marchFIRST Consulting, Inc., a Delaware corporation and a wholly owned subsidiary of marchFIRST ("Consulting," and collectively with marchFIRST, the "Debtors"), is a debtor and a debtor in possession in cases (the "Cases") filed in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") on April 12, 2001, which Cases were converted on April 27, 2001 to cases filed under Chapter 7 of Title 11 of the United States Code, which Cases were transferred to United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (such finally assigned court, the "Bankruptcy Court");

        WHEREAS, Microsoft and Consulting are parties to that certain Alliance Agreement dated as of April 1, 2000 (the "Alliance Agreement");

        WHEREAS, Consulting is the maker of that certain loan agreement and unsecured promissory note in the amount of $12,000,000 in the favor of MSCI dated July 5, 2000 (the "MSCI Note");

        WHEREAS, DWH desires to purchase the HostOne assets of marchFIRST and Consulting as set forth in that certain Asset Purchase Agreement among marchFIRST, Consulting and DWH dated as of April 16, 2001, as amended (the "HostOne APA"), and marchFIRST and Consulting desire to sell, convey, assign and transfer to DWH, the assets and properties set forth therein, all in the manner and subject to the terms and conditions set forth therein and in accordance with the Bankruptcy Code;

        WHEREAS, DWH's agreement to enter into the HostOne APA is based upon Microsoft's and MSCI's agreement, by letter dated April 12, 2001, to waive any amounts outstanding or potential claims arising under the Alliance Agreement or the MSCI Note (the "Agreed Settlement"); and

        WHEREAS, the parties desire to consummate the HostOne APA and the Agreed Settlement as promptly as practicable and concurrently with the Bankruptcy Court's order approving the settlement of certain disputes between DWH and the Debtors becoming a final order (the "Settlement Order").

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and subject to the approval of the Bankruptcy Court, the parties hereby stipulate, consent and agree to the following terms and conditions:

ARTICLE 1.
SETTLEMENT

        SECTION 1.01    Settlement.    On the terms and subject to the conditions precedent set forth in this Agreement, at the Closing, (a) the Alliance Agreement and the MSCI Note shall be terminated without payment or liability, (b) Microsoft's claims against or debts or other amounts outstanding owed by either Debtor, divine or DWH to Microsoft or any of its Affiliates arising under the Alliance Agreement (including without limitation any such claims for royalty payments under Section 7 of the Alliance Agreement, but excluding without limitation any claims against or debts or other amounts outstanding owed by either Debtor, divine or DWH to Microsoft or any of its Affiliates arising under any other agreement (including without limitation any Microsoft Master Consulting Services Agreement, Microsoft Consulting Services Work Order, Microsoft Master Services Agreement, or Microsoft Services Description for software support services)) shall be forever released, waived and discharged and (c) MSCI's claims against or debts or other amounts outstanding owed by either

Debtor, divine or DWH to MSCI or any of its Affiliates arising under the MSCI Note shall be forever released, waived and discharged.

        SECTION 1.02    Authorization of the Class A Common Stock.    At or prior to the Closing, divine shall authorize the, and reserve for, issuance to Microsoft of up to Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (8,333,333) shares of its Class A Common Stock. Upon issuance of shares pursuant to either Section 5.04(a) or Section 5.04(c)(i), divine's authorization and reservation for issuance of any unissued shares shall be rescinded. If the amount of shares authorized and reserved for issuance hereunder is insufficient to comply with Section 5.04, divine hereby agrees to authorize and reserve for issuance such amount of shares of its Class A Common Stock necessary to comply with Section 5.04.

ARTICLE 2.
THE CLOSING

        SECTION 2.01    Closing.    The consummation of the Agreed Settlement (the "Closing") shall take place contemporaneously with the HostOne Closing.

        SECTION 2.02    Deliveries at Closing.

          (a)  At the Closing, Microsoft and MSCI shall deliver to (i) DWH, the MSCI Note; (ii) divine and DWH, the officers' certificate set forth under Section 6.03(b); and (iii) divine or DWH, as applicable, such other customary closing documents, instruments or certificates required to be delivered as a condition precedent to divine's and DWH's obligations under this Agreement.

          (b)  At the Closing, divine shall deliver to Microsoft: (i) opinions of Latham & Watkins, dated as of the Closing, substantially in the forms of Exhibits A1 and A2 attached hereto; (ii) an opinion of the General Counsel of divine, dated as of the Closing, substantially in the form of Exhibit B attached hereto; (iii) the officer's certificate set forth under Section 6.02(e); and (iv) such other customary closing documents, instruments or certificates required to be delivered as a condition precedent to obligations of Microsoft or MSCI under this Agreement.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF DIVINE

        As a material inducement to Microsoft and MSCI to enter into this Agreement, divine hereby represents and warrants that:

        SECTION 3.01    Organization and Corporate Power.    divine is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of divine. divine possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

        SECTION 3.02    Authorization; No Breach.

          (a)  The execution, delivery and performance of each of the Transaction Agreements has been duly authorized by divine. The Transaction Agreements will each constitute a valid and binding obligation of divine, enforceable in accordance with its respective terms.

          (b)  The execution and delivery by divine of the Transaction Agreements, the issuance of the Class A Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by divine do not and will not as of the Closing (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon divine's or any subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority pursuant to divine's Certificate of Incorporation or divine's amended and restated bylaws, or any material law, statute, rule or regulation to which divine is subject, or any agreement, instrument, order, judgment or decree to which divine is subject, except for any filings required after the date hereof under federal or state securities laws.

        SECTION 3.03    Title to Shares.    Upon issuance in accordance with the terms hereof, the Class A Common Stock to be issued hereunder will be duly and validly issued, fully paid, nonassessable, and Microsoft will have good and marketable title to such shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws and (b) liens, claims or encumbrances imposed due to the actions of Microsoft.

        SECTION 3.04    Governmental Consent, etc.    Other than the filing of a registration statement (the "Registration Statement") with the SEC to register the issuance of the Securities to Microsoft or Microsoft's resale of the Securities under the Securities Act and the SEC's declaration of the Registration Statement's effectiveness, no permit, consent, approval or authorization of, or declaration to or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by divine of the Transaction Agreements, or the consummation by divine of any other transactions contemplated hereby.

        SECTION 3.05    SEC Documents.    divine has timely filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since December 31, 1999 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later document filed with the SEC and publicly available prior to the date of this Agreement, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The financial statements of divine included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of divine and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments and the absence of footnotes). Except as disclosed in financial statements included in the SEC Documents, neither divine nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of divine and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on divine and its subsidiaries taken as a whole.

        SECTION 3.06    Absence of Certain Changes or Events.    Since the date of the most recent audited financial statements included in the filed SEC Documents, except as set forth in the SEC Documents filed since such date, divine has conducted its business only in the ordinary course, and there has not been (i) any declaration, setting aside, or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of divine's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss, whether or not covered by insurance, that has or is likely to have a material adverse effect on divine and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by divine materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF MICROSOFT AND MSCI

        As a material inducement to divine to enter into this Agreement and issue Class A Common Stock to Microsoft, each of Microsoft and MSCI hereby represents and warrants to divine that:

        SECTION 4.01    Organization and Corporate Power.    Microsoft is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. MSCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of Microsoft and MSCI possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

        SECTION 4.02    Authorization; No Breach.    The execution, delivery and performance of each of the Transaction Agreements has been duly authorized by each of Microsoft and MSCI. This Agreement constitutes a valid and binding obligation of each of Microsoft and MSCI, enforceable in accordance with its terms as of the Closing.

        SECTION 4.03    Governmental Consent, etc.    No permit, consent, approval or authorization of, or declaration to or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by either Microsoft or MSCI of this Agreement or the consummation by either Microsoft or MSCI of any other transactions contemplated hereby.

        SECTION 4.04    Investment Representations.

          (a)  Investment Purpose. Microsoft is acquiring the Unregistered Securities, if at all, for its own account, not as a nominee or agent, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

          (b)  Accredited Investor Status. Microsoft is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          (c)  Reliance on Exemptions. Microsoft understands that the Unregistered Securities are being offered and sold to it, if at all, in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that divine is relying in part upon the truth and accuracy of, and Microsoft's compliance with, the representations, warranties and agreements of Microsoft set forth herein in order to determine the availability of such exemptions and the eligibility of Microsoft to acquire the Unregistered Securities, if at all.

          (d)  Information. Microsoft has been furnished with all materials relating to the business, finances and operations of divine and materials relating to the issuance of the Securities or the Unregistered Securities that have been requested by Microsoft. Microsoft has been afforded the opportunity to ask questions of divine. Microsoft understands that its investment in the Securities or the Unregistered Securities involves a high degree of risk. Microsoft has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities or the Unregistered Securities.

          (e)  No Governmental Review. Microsoft understands that no Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the Unregistered Securities or the fairness or suitability of the investment in the Securities or the Unregistered

  Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities or the Unregistered Securities.

          (f)    Transfer or Resale. Microsoft understands that the Unregistered Securities have not been and are not being registered under the Securities Act or any state securities laws except upon Microsoft's request pursuant to the Registration Rights Agreement, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom. In this regard, Microsoft represents that it is familiar with SEC Rule 144, and understands the resale limitations imposed thereby and by the Securities Act. Microsoft is able to bear the economic risk of its investment in the Securities or the Unregistered Securities for an indefinite period of time.

          (g)  Sophistication. Microsoft is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, has knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage, is capable of evaluating the merits and risks of an investment in the Securities or the Unregistered Securities and is able to bear the economic risk of an investment in the Securities or the Unregistered Securities in the amount contemplated. Microsoft has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities or the Unregistered Securities. Microsoft can afford a complete loss of its investment in the Securities or the Unregistered Securities.

          (h)  Further Limitations of Disposition. Without in any way limiting the representations set forth above, Microsoft agrees not to make any disposition of all or any portion of the Securities or the Unregistered Securities unless and until:

              (i)  There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (ii)  Microsoft shall have notified divine of the proposed disposition and shall have furnished divine with a reasonably detailed statement of the circumstances surrounding the proposed disposition.

        SECTION 4.05    Microsoft and MSCI's Principal Place of Business.    Microsoft represents that its principal place of business is One Microsoft Way, Redmond, Washington.

ARTICLE 5.
COVENANTS

        SECTION 5.01    Additional Matters.    Subject to the terms and conditions herein, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable, including under applicable laws and regulations, to consummate and make effective the Agreed Settlement, including using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals required under this Agreement.

        SECTION 5.02    Public Announcements.    The parties hereto shall consult with each other before issuing any press release or making any public statement or other public communication with respect to the Transaction Agreements or the Agreed Settlement. The parties hereto shall not issue any such press release or make any such public statement or public communication without the prior consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may, upon the advice of counsel, be required by law or any listing agreement with any national securities exchange.

        SECTION 5.03    divine Alliance Agreement Amendment.    The parties hereto agree to use their respective best efforts to amend the Alliance Agreement, dated as of January 28, 2000, by and between Microsoft, divine and Host Divine, Inc. in accordance with the terms specified on the term sheet attached hereto as Exhibit D (or to otherwise specify in a written agreement), no later than October 31, 2001.

        SECTION 5.04    Issuance of Class A Common Stock.

          (a)  As consideration of the agreements of Microsoft and MSCI in this Agreement, including without limitation Section 1.01, divine shall issue to Microsoft that number of shares of divine's Class A Common Stock equal to a number determined by dividing $5,000,000 by the average closing price of the Class A Common Stock as publicly reported by the Nasdaq National Market as of 4:00 p.m. Eastern Standard Time on the five (5) trading days prior to the Closing (the "Securities"), which such Securities are deliverable to Microsoft pursuant to and in compliance with Section 5.04(b).

          (b)  On or before the ninetieth (90th) day following Closing at which the Acquired Assets are conveyed to DWH, divine shall deliver to Microsoft one or more stock certificates evidencing the Securities to be issued to Microsoft pursuant to Section 5.04(a), registered in Microsoft's name. The Securities shall be either (i) issued under an effective registration statement under the Securities Act or (ii) subject to an effective registration statement for resale under the Securities Act.

          (c)  If divine fails to deliver the Securities to Microsoft pursuant to and in compliance with Section 5.04(b), divine shall transfer to Microsoft, upon Microsoft's request and as Microsoft's sole and exclusive remedy for breach of Section 5.04(b) as liquidated damages, either, as determined in the sole discretion of divine:

              (i)  in lieu of the issuance of the Securities, that number of shares of divine's Class A Common Stock equal to a number determined by dividing $6,250,000 by the lesser of (X) the average closing price of the Class A Common Stock as publicly reported by the Nasdaq National Market as of 4:00 p.m. Eastern Standand Time on the five (5) trading days prior to the ninetieth (90th) day following Closing or (Y) the average closing price of the Class A Common Stock as publicly reported by the Nasdaq National Market as of 4:00 p.m. Eastern Standard Time on the five (5) trading days prior to the Closing (the "Unregistered Securities"); or

            (ii)  in lieu of the issuance of the Securities, $5,000,000 in immediately available funds.

          (d)  The Unregistered Securities shall not be registered under the Securities Act; provided, however, that if divine elects delivery of the Unregistered Securities as Microsoft's liquidated damages, then, upon delivery of the Unregistered Securities to Microsoft, each of divine and Microsoft shall enter into the Registration Rights Agreement.

        SECTION 5.05    Registration Procedures.    If divine delivers the Securities pursuant to Section 5.04(b), then divine shall have:

          (a)  prepared and filed with the SEC the Registration Statement with respect to the Securities and have caused the Registration Statement to become and shall cause the Registration Statement to remain effective for the period of the distribution contemplated in Section 5.05(c) (provided that not less than five (5) days before filing the Registration Statement or prospectus or any amendments or supplements thereto, divine will furnish to Microsoft's counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b)  used its reasonable best efforts to ensure that: (i) the Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) the Registration Statement and any amendment thereto did not, when it became effective, and shall not, for so long as it remains effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of the Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (c)  notified Microsoft of the effectiveness of the Registration Statement filed hereunder and, for as long as it remains effective, it shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act; and, as may be necessary to keep the Registration Statement effective for a period of either (i) not less than two years (subject to extension pursuant to Section 5.08) or, if the Registration Statement relates to an underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of the Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the Securities have been disposed of in accordance with the intended methods of disposition by Microsoft or the underwriters, as applicable (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of the Securities covered by the Registration Statement until such time as all of the Securities have been disposed of in accordance with the intended methods of disposition by Microsoft set forth in the Registration Statement.

          (d)  furnished to Microsoft such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus(es) included in the Registration Statement (including each preliminary prospectus) and such other documents as Microsoft may reasonably request in order to facilitate the disposition of the Securities owned by Microsoft;

          (e)  notified, and shall continue to notify, Microsoft, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of Microsoft, divine will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and Microsoft shall suspend the use of the prospectus until the requisite changes thereto have been made);

          (f)    used its reasonable best efforts to cause all the Securities to be listed on each securities exchange or market on which divine's Class A Common Stock is then listed;

          (g)  used its reasonable best efforts to cause the Securities to be registered or qualified with or approved by such other governmental agencies or authorities in such jurisdictions as may be necessary to consummate the disposition of the Securities;

          (h)  provided a transfer agent and registrar for all the Securities not later than the effective date of the Registration Statement;

          (i)    entered into such customary agreements (including underwriting agreements in customary form) and taken such other actions as are reasonably required in order to expedite or facilitate the disposition of the Securities;

          (j)    made available for inspection by Microsoft, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by Microsoft or underwriter, all financial and other records, pertinent corporate documents and properties of divine, and cause divine's officers, directors, employees and independent accountants to supply all information reasonably requested by Microsoft or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

          (k)  otherwise used and shall continue to use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and made and shall continue to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of divine's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l)    advised, and shall continue to advise, Microsoft, promptly after divine receives notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if any such stop order shall be issued (and, if such stop order shall be issued, Microsoft shall suspend the use of the prospectus until it shall be withdrawn); and

          (m)  at the request of the managing underwriters in connection with an underwritten offering, furnished on the date or dates provided for in the underwriting agreement (i) an opinion of counsel, addressed to the underwriters and, if permitted by applicable professional standards, to Microsoft, covering such matters as such underwriters and Microsoft may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from divine's independent certified public accountants addressed to the underwriters and, if permitted by applicable professional standards, to Microsoft, covering such matters as such underwriters or Microsoft may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of divine included in the Registration Statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

        Notwithstanding any provision of this Section 5.05 to the contrary, divine shall not be required to amend or supplement a prospectus if such amendment of supplement would require divine to disclose a material financing, acquisition or other transaction then being pursued by divine and the Executive Committee of divine's Board of Directors shall determine in good faith that such disclosure is not in the best interests of divine or would interfere with such transaction; provided that divine shall give immediate notice thereof to Microsoft.

        SECTION 5.06    Registration Expenses.

          (a)  divine's Expenses. All expenses incident to divine's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for divine and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by divine shall be borne by divine.

          (b)  Reimbursement. In connection with the Registration Statement, divine will reimburse Microsoft for the reasonable fees and disbursements of one counsel chosen by Microsoft.

          (c)  Microsoft's Expenses. Notwithstanding anything to the contrary contained herein, Microsoft shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the Securities sold for its account.

        SECTION 5.07    Indemnification.

          (a)  By divine. divine agrees to indemnify, to the extent permitted by law, Microsoft, its managers, officers and directors and each Person who controls Microsoft (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees) ("Liabilities") caused by any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to divine by Microsoft expressly for use therein or by Microsoft's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after divine has furnished Microsoft with a sufficient number of copies of the same. In connection with an underwritten offering, divine shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Microsoft. The payments required by this Section 5.07(a) will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (b)  By Microsoft. Microsoft shall furnish to divine in writing such information and affidavits as divine reasonably requests for use in connection with the Registration Statement or prospectus and, to the extent permitted by law, shall indemnify divine, its directors and officers and each Person who controls divine (within the meaning of the Securities Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Microsoft expressly for use in the Registration Statement or prospectus.

          (c)  Procedure. Any Person entitled to indemnification under this Section 5.07 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d)  Contribution. To the extent any indemnification by an indemnifying party provided for in this Section 5.07 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.07 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification Provisions. The indemnification and contribution provided for in this Section 5.07 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

        SECTION 5.08    Underwritten Registrations.    No registration hereunder may be underwritten unless Microsoft (a) agrees to sell the Securities on the basis provided in any underwriting arrangements approved by divine or any other Person or Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Microsoft agrees that, upon receipt of any notice from divine of the happening of any event of the kind described in Section 5.05(e) above, Microsoft will forthwith discontinue the disposition of the Securities pursuant to the Registration Statement until Microsoft's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 5.05(e). In the event divine shall give any such notice, the applicable time period mentioned in Section 5.05(c) during which the Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5.08 to and including the date when Microsoft shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.05(e).

        SECTION 5.09    Adjustments Affecting the Securities.    divine will not take any action, or permit any change to occur, with respect to its securities (i) which would materially and adversely affect the ability of Microsoft to have (A) the issuance of the Securities registered pursuant to the Registration Statement pursuant to this Agreement or (B) the Securities subject to an effective registration statement for resale under the Securities Act or (ii) which would adversely affect the marketability of the Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

ARTICLE 6.
CONDITIONS PRECEDENT

        SECTION 6.01    Conditions Precedent to Obligation of the Parties .    The respective obligations of each party to effect the Agreed Settlement shall be subject to the satisfaction of the following conditions:

          (a)  the Bankruptcy Court shall have entered the Settlement Order and such order shall be final and in full force and effect without any amendment or modifications thereto and the Acquired Assets shall have been transferred to DWH;

          (b)  there shall be no injunction, order or decree of any nature of any court or government authority of competent jurisdiction that is in effect that prohibits or materially restrains the consummation of the Agreed Settlement; and

          (c)  no statute, rule or regulation shall have been promulgated by any Governmental Authority that prohibits the consummation of the Agreed Settlement.

        SECTION 6.02    Conditions Precedent to Obligation of Microsoft and MSCIs .    The obligation of Microsoft and MSCI to effect the Agreed Settlement is subject to the satisfaction or waiver at or prior to the Closing of the following additional conditions:

          (a)  the representations and warranties of divine contained in Article 3, except for those stated to be made as of the date hereof, shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

          (b)  divine shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing;

          (c)  Microsoft shall have received from Latham & Watkins, opinions, dated as of the Closing, substantially in the forms of Exhibits A1 and A2 attached hereto;

          (d)  Microsoft shall have received from the General Counsel of divine, an opinion, dated as of the Closing, substantially in the form of Exhibit B attached hereto; and

          (e)  divine shall deliver to Microsoft and MSCI an Officer's Certificate, stating that: (i) the conditions described in Sections 6.02(a) through (d) have been satisfied or waived; (ii) except for the Registration Statement, divine has made all filings under all applicable federal and state securities laws necessary to consummate the transactions contemplated by the Transaction Agreements in compliance with such laws; and (iii) all corporate and other proceedings required to be taken by such party in connection with the transactions contemplated hereby to be consummated at or prior to the Closing have been taken.

        SECTION 6.03    Conditions Precedent to Obligation of divine and DWH .    The obligation of the divine and DWH to effect the Agreed Settlement shall be subject to the satisfaction or waiver at or prior to the Closing of the following additional conditions:

          (a)  the representations and warranties of Microsoft and MSCI contained in Article 4, except for those stated to be made as of the date hereof, shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein; and

          (b)  Microsoft and MSCI shall deliver to divine and DWH an Officer's Certificate, stating that: (i) the conditions described in Section 6.03(a) have been satisfied or waived; (ii) Microsoft and MSCI have made all filings under all applicable federal and state securities laws necessary to consummate the transactions contemplated by the Transaction Agreements in compliance with such laws; and (iii) all corporate and other proceedings required to be taken by such party in connection with the transactions contemplated hereby to be consummated at or prior to the Closing have been taken.

ARTICLE 7.
TERMINATION

        SECTION 7.01    Termination.    This Agreement may be terminated:

          (a)  by mutual written agreement of the parties prior to the Closing; or

          (b)  at any time after the termination of the HostOne APA, by any party hereto.

        SECTION 7.02    Effect of Termination.    If this Agreement is terminated under Section 7.01(b), written notice thereof will forthwith be given to the other parties hereto. This Agreement will thereafter become void and have no further force and effect and, except for those provisions that expressly survive the termination of this Agreement, all further obligations of the parties to each other under this Agreement will terminate without further obligation or liability of any such party to the other parties, except that each party will return all documents, workpapers and other material of any other party relating to the Agreed Settlement, whether so obtained before or after the execution of this Agreement, to the party furnishing the same, and all confidential information received by any party to this Agreement with respect to the business of any other party will be treated in accordance with the applicable confidentiality agreements between the parties.

ARTICLE 8.
INDEMNIFICATION

        SECTION 8.01    Indemnification by divine.    In consideration of Microsoft's and MSCI's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of divine's other obligations under this Agreement, divine shall defend, protect, indemnify and hold harmless Microsoft and MSCI and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to any misrepresentation in or breach of any of the representations and warranties or any nonfulfillment or breach of any covenant or agreement on the part of divine under this Agreement, provided that divine shall not be liable to an Indemnitee under this Section 8.01 for any liability if such liability is caused solely by such Indemnitee's fraud, willful misconduct or gross negligence or default or breach under this Agreement. To the extent that the foregoing undertaking by divine may be unenforceable for any reason, divine shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

        SECTION 8.02    Indemnification by Microsoft and MSCI.    In consideration of divine's execution and delivery of this Agreement and all of divine's obligations under this Agreement, Microsoft and MSCI shall defend, protect, indemnify and hold harmless divine and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "divine Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such divine Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "divine Indemnified Liabilities"), incurred by the divine Indemnitees or any of them as a result of, or arising out of, or relating to any misrepresentation in or breach of any of the representations and warranties or any nonfulfillment or breach of any covenant or agreement on the part of Microsoft and MSCI under this Agreement, provided that Microsoft and MSCI shall not be liable to a divine

Indemnitee under this Section 8.02 for any liability if such liability is caused solely by such divine Indemnitee's fraud, willful misconduct or gross negligence or default or breach under this Agreement. To the extent that the foregoing undertaking by Microsoft and MSCI may be unenforceable for any reason, Microsoft and MSCI shall make the maximum contribution to the payment and satisfaction of each of the divine Indemnified Liabilities that is permissible under applicable law.

ARTICLE 9.
GENERAL PROVISIONS

        SECTION 9.01    Survival of Representations and Warranties.    The representation and warranties of divine and Microsoft and MSCI contained in this Agreement shall survive the Closing of the applicable period set forth in this Section 9.01, and any and all claims and causes of action for indemnification under Article 8 arising out of the inaccuracy or breach of any representation or warranty of divine or Microsoft and MSCI must be made prior to the termination of the applicable survival period. All of the representations and warranties of divine and Microsoft and MSCI contained in this Agreement and any and all claims and causes of action for indemnification under Article 8 with respect thereto shall terminate one (1) year after the Closing; provided, that (a) the representations and warranties of divine contained in Sections 3.01, 3.02 and 3.03 and (ii) and the representations and warranties of Microsoft and MSCI contained in Sections 4.01, 4.02 and 4.03 shall survive indefinitely, it being understood that in the event notice of any claim for indemnification under Section 8.01(a) or Section 8.02(a) shall have been given within the applicable survival period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved.

        SECTION 9.02    Notices.    All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of three (3) business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

    (a)
    If to divine or DWH, to

      divine, inc.
      1301 North Elston Avenue
      Chicago, Illinois 60622
      Telecopy: 773-394-6603
      Attention: Jude Sullivan, General Counsel

      with a copy (which shall not constitute notice) to:

      Latham & Watkins
      233 South Wacker Drive
      Sears Tower — Suite 5800
      Chicago, Illinois 60606
      Telecopy: 312-993-9767
      Attention: Mark D. Gerstein

    (b)
    If to Microsoft or MSCI, to

      Microsoft Corporation
      One Microsoft Way
      Redmond, WA 98052
      Telecopy:
      Attention: Deputy General Counsel, Finance and Operations

      with a copy (which shall not constitute notice) to:

      Preston Gates & Ellis
      701 Fifth Avenue, Suite 5000
      Seattle, WA 98104-7078
      Telecopy: 206-623-7022
      Attention: Mark Barreca

        SECTION 9.03    Descriptive Headings; Certain Terms.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references to "$" or dollars shall be to United States dollars and all references to "days" shall be to calendar days unless otherwise specified.

        SECTION 9.04    Entire Agreement, Assignment; Competing Agreements.    This Agreement (including the Exhibits, schedules and the other documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof, including any transaction between or among the parties hereto and (ii) shall not be assigned by operation of law or otherwise; provided, however, that Microsoft and/or MSCI may assign all or part of its rights or obligations under this Agreement to one of its wholly owned subsidiaries so long as Microsoft and/or MSCI, as applicable, remains liable for its obligations hereunder.

        SECTION 9.05    Expenses.    Except as set forth in this Agreement, whether or not the Agreed Settlement is consummated, all costs and expenses incurred in connection with this Agreement and the Agreed Settlement shall be paid by the party incurring such expenses. The foregoing shall not affect the legal right, if any, that any party hereto may have to recover expenses from any other party that breaches its obligations hereunder.

        SECTION 9.06    Amendment.    This Agreement and the Exhibits and Schedules hereto may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

        SECTION 9.07    Waiver.    At any time prior to the Closing, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        SECTION 9.08    Counterparts; Effectiveness.    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

        SECTION 9.09    Severability; Parties of Interest.    If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable. Nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement.

        SECTION 9.10    Further Assurances.    In addition to the provisions of this Agreement and the Registration Rights Agreement, from time to time after the Closing, divine, DWH and Microsoft and MSCI will use commercially reasonable efforts to execute and deliver such other instruments of conveyance, transfer, or assumption, as the case may be, and take such other action as may be reasonably required to implement the transactions contemplated hereby and thereby.

        SECTION 9.11    Remedies.    Each holder of the Securities shall have all rights remedies set forth in the Transaction Agreements and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        SECTION 9.12    Legends.

          (a)  The certificates evidencing the Unregistered Securities will include the legend set forth below, which Microsoft has read and understands:

  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          (b)  By accepting the certificates bearing the aforesaid legend, Microsoft agrees, prior to any transfer of the Unregistered Securities represented by the certificates and subject to the restrictions in Section 9.13, to give written notice to divine expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, divine shall present copies thereof to its counsel and the following provisions shall apply:

              (i)  subject to Section 9.13, if, in the reasonable opinion of counsel to divine, the proposed transfer of such Unregistered Securities may be effected without registration under the Securities Act and applicable state securities acts, divine shall promptly thereafter notify Microsoft, whereupon Microsoft shall be entitled to transfer such Unregistered Securities, all in accordance with the terms of the notice delivered by Microsoft and upon such further terms and conditions as shall be required to ensure compliance with the Securities Act and the applicable state securities acts, and, upon surrender of the certificate evidencing such Unregistered Securities, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the applicable state securities acts; and

            (ii)  subject to Section 9.13, if, in the reasonable opinion of counsel to divine, the proposed transfer of such Unregistered Securities may not be effected without registration under the Securities Act or the applicable state securities acts, a copy of such opinion shall be promptly delivered to Microsoft, and such proposed transfer shall not be made unless such registration is then in effect.

          (c)  divine may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with the Securities Act and the applicable state securities laws.

ARTICLE 10.
DEFINITIONS

        As used herein, the terms below shall have the following meanings.

        "Acquired Assets" has the meaning set forth in the HostOne APA.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.

        "Agreed Settlement" has the meaning set forth in the Recitals.

        "Agreement" has the meaning set forth in the Preamble.

        "Alliance Agreement" has the meaning set forth in the Recitals.

        "Bankruptcy Code" has the meaning set forth in the Recitals.

        "Bankruptcy Court" has the meaning set forth in the Recitals.

        "Cases" has the meaning set forth in the Recitals.

        "Class A Common Stock" means divine's Class A Common Stock, par value $0.001 per share.

        "Closing" has the meaning set forth in Section 2.01.

        "Consulting" has the meaning set forth in the Recitals.

        "Debtors" has the meaning set forth in the Recitals.

        "divine" has the meaning set forth in the Preamble.

        "divine Indemnified Liabilities" has the meaning set forth in Section 8.02.

        "divine Indemnitees" has the meaning set forth in Section 8.02.

        "DWH" has the meaning set forth in the Preamble.

        "Exchange Act" has the meaning set forth in Section 3.05.

        "GAAP" has the meaning set forth in Section 3.05.

        "Governmental Authority" means any nation or government, any state or provincial or other political subdivision thereof, any province, city or municipality, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any governmental authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, any government authority, agency, department, board, commission or instrumentality of the United States or any political subdivision thereof and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

        "HostOne APA" has the meaning set forth in the Recitals.

        "HostOne Closing" has the meaning set forth in the HostOne APA.

        "including" shall always be read as "including without limitation."

        "Indemnified Liabilities" has the meaning set forth in Section 8.01.

        "Indemnitees" has the meaning set forth in Section 8.01.

        "Liabilities" has the meaning set forth in Section 5.07(a).

        "marchFIRST" has the meaning set forth in the Recitals.

        "Microsoft" has the meaning set forth in the Preamble.

        "MSCI" has the meaning set forth in the Preamble.

        "MSCI Note" has the meaning set forth in the Recitals.

        "Person" means an individual, corporation, partnership, limited liability company, limited partnership, syndicate, person (including, without limitation, a "Person" as defined in Section

13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

        "Registration Rights Agreement" means the registration rights agreement in the form attached hereto as Exhibit C.

        "Registration Statement" has the meaning set forth in Section 3.04.

        "SEC" has the meaning set forth in Section 3.05.

        "SEC Documents" has the meaning set forth in Section 3.05.

        "Securities" has the meaning set forth in Section 5.04(a).

        "Securities Act" means the Securities Exchange Act of 1933, as amended.

        "Settlement Order" has the meaning set forth in the Recitals.

        "Transaction Agreements" means this Agreement and, if entered into, a subsequently entered into Registration Rights Agreement.

        "Unregistered Securities" has the meaning set forth in Section 5.04(c)(i).

        [Remainder of page intentionally blank; next page is signature page]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written.

MICROSOFT CORPORATION
By:	/s/ JEAN FRANCOIS HEITZ a duly authorized signatory
MS CHANNEL INITIATIVES CORP.
By:	/s/ JEAN FRANCOIS HEITZ a duly authorized signatory
DIVINE, INC.
By:	/s/ JUDE SULLIVAN Name: Jude Sullivan Title: Vice President
DIVINE/WHITTMAN-HART, INC.
By:	/s/ JUDE SULLIVAN Name: Jude Sullivan Title: Vice President

S-1

EXHIBIT A1
FORM OF OPINION OF LATHAM & WATKINS
WITH RESPECT TO
SETTLEMENT AND PURCHASE AGREEMENT

        We have acted as special counsel to divine, inc., a Delaware corporation ("divine"), and in that capacity, we are furnishing this opinion to you pursuant to Section 2.02(b)(i) of that certain Settlement and Purchase Agreement (the "S&P Agreement"), dated as of September 7, 2001, by and among Microsoft Corporation, a Washington corporation ("Microsoft"), MS Channel Initiatives Corp., a Nevada corporation ("MSCI"), divine and divine/Whittman-Hart, inc., an Illinois corporation.

        As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

  (a)
  the S&P Agreement;

  (b)
  divine's Certificate of Incorporation, as amended to date; and

  (c)
  divine's Bylaws, as amended to date.

        With your consent we have relied upon the foregoing and other certificates of officer(s) of divine and of public officials with respect to certain factual matters. We have not independently verified such factual matters. Whenever a statement herein is qualified by "to our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions contemplated by the S&P Agreement do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

        We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of Illinois and the General Corporation Law of Delaware (the "DGCL"), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction and, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agencies within any state. Our opinions set forth in paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to private placements of securities and settlement agreements of the nature of the S&P Agreement. We express no opinion herein as to the form of Registration Rights Agreement attached as an exhibit to the S&P Agreement. Our opinions with respect to the form of Registration Rights Agreement are set forth in a separate opinion of even date herewith.

        Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

        1.    divine is a corporation and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to enter into the S&P Agreement and perform its obligations thereunder.

        2.    The execution, delivery and performance of the S&P Agreement has been duly authorized by all necessary corporate action of divine, and the S&P Agreement has been duly executed and delivered by divine.

        3.    The S&P Agreement constitutes a legally valid and binding obligation of divine, enforceable against divine in accordance with its terms.

        4.    The execution and delivery of the S&P Agreement by divine, and the consummation by divine of the transactions contemplated by the S&P Agreement, on the date hereof do not:

          (a)  violate any federal or Illinois statute, rule or regulation applicable to divine or the DGCL,

          (b)  violate the provisions of divine's Certificate of Incorporation or Bylaws, each as amended to date, or

          (c)  to our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by divine under any federal or Illinois statute, rule or regulation applicable to divine or the DGCL other than the filings contemplated by Section 5.04(b) of the S&P Agreement. No opinion is expressed in clauses (a) and (c) of this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws and state "blue sky" laws.

        5.    The shares of divine Class A Common Stock to be issued by divine pursuant to the S&P Agreement have been duly authorized and reserved and, when issued in accordance with the terms of the S&P Agreement, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights, and, upon issuance, will be free of any liens, encumbrances or restrictions on transfer created by divine.

        6.    Assuming (a) the accuracy of the representations and warranties of divine and Microsoft set forth in the S&P Agreement and (b) the due performance by divine and Microsoft of the covenants and agreements set forth in the S&P Agreement, the issuance of divine Class A Common Stock to Microsoft pursuant to the S&P Agreement, does not require registration under the Securities Act of 1933, as amended, it being understood that we express no opinion as to any subsequent reoffer or resale of such shares.

        The opinions expressed in paragraph 3 above are further subject to the following limitations, qualifications and exceptions:

        (a)  such opinions are subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally;

        (b)  enforceability of the S&P Agreement is subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law;

        (c)  the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification is contrary to public policy; and

        (d)  the unenforceability under certain circumstances under law or court decisions of provisions providing for liquidated damages.

        With respect to our opinion in paragraph 5 above, we note that any subsequent resale or other transfer of shares of divine Class A Common Stock issued by divine pursuant to the S&P Agreement will be subject to compliance with the Securities Act of 1933, as amended, and applicable state securities laws.

        To the extent that the obligations of divine may be dependent upon such matters, we assume for purposes of this opinion that: (i) all parties to the S&P Agreement other than divine are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; (ii) all parties to the S&P Agreement other than divine have the requisite corporate power and authority to execute and deliver the S&P Agreement and to perform their respective obligations under the S&P Agreement; (iii) the parties to the S&P Agreement other than divine have duly authorized, executed and delivered the S&P Agreement and the S&P Agreement constitutes their legally valid and binding obligations, enforceable against them in accordance with their terms; and (iv) divine is not an "investment company" under the Investment Company Act of 1940, as amended. We express no opinion as to (x) compliance by any parties to the S&P Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business or (y) the effect of federal or state antitrust laws.

        Latham & Watkins and certain members of Latham & Watkins, including persons counseling divine on this transaction, own beneficial interests in less than 1% of divine's Class A Common Stock.

        This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

EXHIBIT A2
FORM OF OPINION OF LATHAM & WATKINS
WITH RESPECT TO
FORM OF REGISTRATION RIGHTS AGREEMENT

        We have acted as special counsel to divine, inc., a Delaware corporation ("divine"), and in that capacity, we are furnishing this opinion to you pursuant to Section 2.02(b)(i) of that certain Settlement and Purchase Agreement (the "S&P Agreement"), dated as of September 7, 2001, by and among Microsoft Corporation, a Washington corporation ("Microsoft"), MS Channel Initiatives Corp., a Nevada corporation ("MSCI"), divine and divine/Whittman-Hart, inc., an Illinois corporation.

        As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

          (a)  the S&P Agreement;

          (b)  divine's Certificate of Incorporation, as amended to date;

          (c)  divine's Bylaws, as amended to date; and

          (d)  the form of Registration Rights Agreement (the "Registration Rights Agreement," and, collectively with the S&P Agreement, the "Transaction Agreements").

        With your consent we have relied upon the foregoing and other certificates of officer(s) of divine and of public officials with respect to certain factual matters. We have not independently verified such factual matters. Whenever a statement herein is qualified by "to our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions contemplated by the Transaction Agreements do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

        We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of Illinois and the General Corporation Law of Delaware (the "DGCL"), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction and, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agencies within any state. Our opinions set forth in paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to private placements of securities of the nature of the Registration Rights Agreement. Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

        1.    divine has the corporate power and authority to enter into the Registration Rights Agreement and perform its obligations thereunder.

        2.    The execution, delivery and performance of the Registration Rights Agreement has been duly authorized by all necessary corporate action of divine.

        3.    If the Registration Rights Agreement were duly executed and delivered on the date hereof, it would constitute, a legally valid and binding obligation of divine, enforceable against divine in accordance with its terms.

        4.    If the Registration Rights Agreement were executed and delivered by divine, and if the transactions contemplated by the Registration Rights Agreement were consummated by divine on the date hereof, the Registration Rights Agreement would not:

          (a)  violate any federal or Illinois statute, rule or regulation applicable to divine or the DGCL,

          (b)  violate the provisions of divine's Certificate of Incorporation or Bylaws, each as amended to date, or

          (c)  to our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by divine under any federal or Illinois statute, rule or regulation applicable to divine or the DGCL other than the filings contemplated by the Registration Rights Agreement.

No opinion is expressed in clauses (a) and (c) of this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws and state "blue sky" laws.

        The opinions expressed in paragraph 3 above are further subject to the following limitations, qualifications and exceptions:

          (a)  such opinions are subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally;

          (b)  enforceability of the Registration Rights Agreement is subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law; and

          (c)  the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification is contrary to public policy.

        To the extent that the obligations of divine may be dependent upon such matters, we assume for purposes of this opinion that: (i) all parties to the Transaction Agreements other than divine are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; (ii) all parties to the Transaction Agreements other than divine have the requisite corporate power and authority to execute and deliver the Transaction Agreements and to perform their respective obligations under the Transaction Agreements; (iii) the parties to the Transaction Agreements other than divine have duly authorized, executed and delivered the Transaction Agreements and the Transaction Agreements constitute their legally valid and binding obligations, enforceable against them in accordance with their terms; and (iv) divine is not an "investment company" under the Investment Company Act of 1940, as amended; and (v) the execution, delivery and performance of the Registration Rights Agreement has been duly authorized by all necessary corporate action of divine, and the Registration Rights Agreement has been duly executed and delivered by divine.

        We express no opinion as to (x) compliance by any parties to the Registration Rights Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business or (y) the effect of federal or state antitrust laws.

        We advise you that you have requested this opinion with respect to an assumed state of affairs that may not be the case at the time of the execution, delivery or performance of the Registration Rights Agreement and that, therefore, your future reliance upon this opinion may be of limited value and meaningfulness. We further advise you that, after the date of this opinion, among other things: (i) the corporate, regulatory (including self-regulatory organization) and other statuses of the parties to the Transaction Agreements (including divine) and their securities may change; (ii) the corporate power and authority of the parties to the Registration Rights Agreement (including divine) including their specific authority and that of their representatives to enter into and consummate such agreement may change; (iii) the federal or Illinois statutes, rules or regulations applicable to divine or the DGCL or judicial interpretations thereof may change; (iv) the provisions of divine's Certificate of Incorporation or Bylaws, each as amended to date, may change; and (v) consents, approvals, authorizations, registrations, declarations or filings by divine not required as of the date hereof under any federal, DGCL or Illinois statute, rule or regulation applicable to divine other than the filings contemplated by the Transaction Agreements may be required.

        Latham & Watkins and certain members of Latham & Watkins, including persons counseling divine on this transaction, own beneficial interests in less than 1% of divine's Class A Common Stock.

        This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

EXHIBIT B
FORM OF OPINION OF GENERAL COUNSEL OF DIVINE

        I am General Counsel of divine, inc., a Delaware corporation ("divine"), and in that capacity, I am furnishing this opinion to you pursuant to Section 2.02(b)(ii) of that certain Settlement and Purchase Agreement (the "S&P Agreement"), dated as of September 7, 2001, by and among Microsoft Corporation, a Washington corporation (the "Purchaser"), MS Channel Initiatives Corp., a Nevada corporation, divine and divine/Whittman-Hart, inc., an Illinois corporation ("DWH").

        In connection with this opinion, I, or other lawyers in divine's law department acting under my supervision, have examined the provisions of divine's Certificate of Incorporation and Bylaws, as each is amended to date, the S&P Agreement and such other documents as I have deemed necessary as a basis for the opinions set forth below.

        In connection with this opinion, I have assumed the accuracy and completeness of all documents and records that I, or other lawyers in divine's law department acting under my supervision, have reviewed, the genuineness of all signatures other than those on behalf of divine, the authenticity of the documents submitted to divine as originals and conformity to authentic original documents of all documents submitted to divine as certified, conformed or reproduced copies. I have further assumed that:

  (i)
  All natural persons involved in the transaction contemplated by the S&P Agreement (the "Transaction") have sufficient legal capacity to enter into and perform their respective obligations under the S&P Agreement and to carry out their roles in the Transaction.

  (ii)
  Each party to the Transaction other than divine (collectively, the "Other Parties") has satisfied all legal requirements that are applicable to it to the extent necessary to make the S&P Agreement enforceable against it.

  (iii)
  Each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the S&P Agreement against divine.

  (iv)
  The conduct of the parties to the Transaction complies with any requirement of good faith, fair dealing and conscionability.

  (v)
  There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

  (vi)
  All statutes, judicial and administrative decisions, and rules and regulations of governmental agencies, applicable to this opinion, are generally available to lawyers practicing in Illinois and are in a format that makes legal research reasonably feasible.

  (vii)
  The Registration Rights Agreement has been duly executed and delivered by divine

        In rendering this opinion, as to questions of fact material to this opinion, I have relied to the extent I have deemed such reliance appropriate, without investigation, on certificates and other communications from public officials and from divine's officers and on divine's representations set forth in the S&P Agreement.

        Wherever I indicate that my opinion with respect to the existence or absence of facts is based on my knowledge, my opinion is based solely on my current knowledge. The opinions set forth below are subject to the following qualifications:

  (i)
  the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally;

  (ii)
  the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of the S&P Agreement or the form of Registration Rights Agreement attached as an exhibit to the S&P Agreement (the "Registration Rights Agreement"), if executed and delivered on the date hereof;

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  (iii)
  I express no opinion as to any of the following, or their effect: federal or state securities laws or antitrust laws; and

  (iv)
  the unenforceability under certain circumstances under law or court decisions of provisions providing for liquidated damages.

        Based upon and subject to the foregoing and to the last paragraph of this letter, it is my opinion that:

  1.
  divine has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

  2.
  Upon the Closing, pursuant to the terms of the S&P Agreement, the shares of Class A Common Stock issued pursuant to the S&P Agreement will not be subject to any contractual, preemptive rights with respect to the issuance of such Class A Common Stock, and the certificates representing the shares of Class A Common Stock purchased by the Purchaser at that Closing will have been duly authorized.

  3.
  The execution, delivery and consummation by divine of the S&P Agreement, the sale and issuance of the Class A Common Stock, and the fulfillment of and compliance with the respective terms thereof by divine do not and will not, and the execution and delivery of the Registration Rights Agreement by divine, and the consummation by divine of the transactions contemplated by the Registration Rights Agreement, if executed and delivered on the date hereof, would not, (A) violate, conflict with, or constitute a default under, (B) result in the creation of any lien, mortgage, security interest, charge or other encumbrance upon divine's capital stock or assets pursuant to, or (C) result in a breach or termination of, constitute a default under or give any third party the right to accelerate any obligation under any material agreement, instrument, order, judgment or decree to which divine is subject.

  4.
  divine is not (i) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (ii) a holding company or a subsidiary company or an affiliate of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        I hereby confirm to you that based solely on my, or other lawyers in divine's law department acting under my supervision, review of our litigation docket, to my knowledge, other than a Complaint at Law filed on May 1, 2001 by GlobalView Software, Inc. against DWH in the Circuit Court of Cook County, Illinois, County Department, Law Division (No. 01L05109), there are no actions or proceedings against divine pending or overtly threatened in writing, before any court, governmental agency or arbitrator that (1) would effect divine's ability to consummate the Transaction or (2) would have a material adverse impact on divine.

        My opinions expressed above are limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware, and the laws of the United States of America, and I do not express any opinion herein concerning any other law. In addition, I express no opinion herein concerning any statutes, offices, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level). This opinion is given as of the date hereof and I assume no obligation to advise you of changes that may hereafter be brought to my attention. This opinion is solely for the information of the addressees hereof and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or any other person without my prior written consent. No one other than the addressees hereof is entitled to rely on this opinion. This opinion is rendered solely for the purposes of the Transaction and should not be relied upon for any other purpose.

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EXHIBIT C
FORM OF REGISTRATION RIGHTS AGREEMENT

C-1

Exhibit C

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of            , 2001, by and among divine, inc., a Delaware corporation (the "Corporation"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

        Pursuant to that Settlement and S&P Agreement, dated as of the date hereof, by and among Microsoft and MS Channel Initiatives Corp., a Nevada corporation and a wholly owned subsidiary of the Purchaser, the Corporation, and divine/Whittman-Hart, inc., an Illinois corporation and a wholly owned subsidiary of the Corporation (the "S&P Agreement"), the other documents and instruments referred to therein and consummation of the transactions contemplated thereby, the Purchaser is acquiring shares of the Corporation's Class A Common Stock, $0.001 par value per share (the "Class A Common Stock").

        In order to induce the Purchaser to enter into the S&P Agreement and the other agreements contemplated thereby and to acquire the Class A Common Stock in the manner contemplated thereby, the Corporation has agreed to provide the registration rights set forth in this Agreement.

        Except as otherwise indicated herein, capitalized terms used herein shall have the meanings set forth in Section 1 hereof.

        Notwithstanding anything to the contrary herein, this Agreement shall apply to all parties hereto only with respect to periods beginning upon the Closing of the HostOne APA (as defined in the S&P Agreement).

        To the extent the S&P Agreement is terminated in accordance with its terms with respect to any party hereto, this Agreement shall have no further force and effect with respect to such party.

AGREEMENTS

        In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.    Definitions.    As used in this Agreement.

        "Class A Common Stock" means the Class A Common Stock, $0.001 par value per share of the Corporation.

        "Class C Common Stock" means the Class C Common Stock, $0.001 par value per share, of the Corporation.

        "Commission" means the United States Securities and Exchange Commission or any successor thereto.

        "Common Stock" means, collectively, the Class A Common Stock and the Class C Common Stock.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, as the same shall be in effect from time to time.

        "Founders Shares" means at any time any shares of Class A Common Stock then outstanding which were sold by the Corporation prior to the date hereof at a purchase price of $0.001 per share; provided that Founders Shares shall not include any shares which have been disposed of pursuant to an effective registration statement under the Securities Act or sold pursuant to Rule 144.

        "Other Registrable Shares" means shares of the Corporation's outstanding or issuable Class A Common Stock with respect to which the holder thereof has a contractual registration right that is pari passu in order of priority to the Purchaser Registrable Shares, whether or not such agreement is entered into as of or after the date of this Agreement, but excluding Founders Shares.

        "Person" means an individual, corporation, partnership, limited liability company, limited partnership, syndicate, person (including, without limitation,

        a "Person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

        "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act.

        "Purchaser Registrable Shares" means at any time any shares of Class A Common Stock then outstanding which were issued to the Purchaser pursuant to the S&P Agreement; provided, however, that Purchaser Registrable Shares shall cease to be Purchaser Registrable Shares when such Purchaser Registrable Shares have been (a) disposed of pursuant to an effective registration statement under the Securities Act, (b) sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been properly assigned, or (c) sold pursuant to Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Purchaser Registrable Shares whenever such Person has the then-existing right to acquire such Purchaser Registrable Shares, whether or not such acquisition actually has been effected. Subject to the foregoing, Purchaser Registrable Shares shall continue to constitute Purchaser Registrable Shares in the hands of any permitted transferee of the Purchaser.

        "Rule 144" means Rule 144 (including Rule 144(k)) of the Commission under the Securities Act or any similar provision then in force under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, as the same shall be in effect from time to time.

        SECTION 2.    Piggyback Registration.

        2.1    Right to Piggyback.    Whenever the Corporation proposes to register Common Stock under the Securities Act (other than pursuant to a registration statement filed on Form S-8 or Form S-4, or any successor forms, or otherwise filed in connection with a merger, acquisition, exchange offer or other business combination transaction or an offering of securities solely to the Corporation's existing security holders or employees) whether for sale on its own account or pursuant to a demand for registration by other holders of shares of Common Stock, and the registration form to be used may be used for the registration of any Purchaser Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of the Purchaser Registrable Shares of its intention to effect such a registration and will include in such registration all Purchaser Registrable Shares (subject to, and in accordance with, the priorities set forth in Sections 2.2 and Section 2.3 below) with respect to which the Corporation has received written requests for inclusion within twenty (20) days after the Corporation's notice. Notwithstanding the foregoing, if a Piggyback Registration is not an underwritten registration, the Corporation shall not be required to include any Purchaser Registrable Shares held by any Person in such Piggyback Registration if such Person at the time of the filing of the registration statement for such Piggyback Registration would be permitted to sell all of the Purchaser Registrable Shares held by such Person, without registration, pursuant to Rule 144.

        2.2    Priority on Non-Demand Registrations.    If a Piggyback Registration is an underwritten registration on behalf of the Corporation that does not constitute a "demand" registration required pursuant to an agreement with the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration up to the amount determined advisable by the underwriters:

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            (i)  first, the shares of Common Stock that the Corporation proposes to sell;

          (ii)  second, the Purchaser Registrable Shares and the Other Registrable Shares requested to be included in such registration, pro rata among the holders of such Purchaser Registrable Shares and Other Registrable Shares based on the number of shares of Common Stock requested to be included in such registration by the holders thereof; and

          (iii)  third, any other shares of Common Stock held by stockholders of the Corporation which are not Other Registrable Shares (including the Founders Shares), requested to be included in such registration, pro rata among the holders of such other shares on the basis of the number of shares which are owned by such holders and requested to be included in such registration, or otherwise pursuant to any contractual registration rights applicable to such shares.

        2.3    Priority on Demand Registrations.    If a Piggyback Registration is an underwritten registration pursuant to a demand for registration (other than a Demand Registration under Section 3 hereof, the priority of which will be governed by Section 3.4 below) by holders of Other Registrable Shares and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration up to the amount determined advisable by the underwriters:

            (i)  first, (A) the shares of Common Stock requested to be included therein by the holders of Other Registrable Shares on behalf of whom such registration has been initially requested; (B) the Purchaser Registrable Shares requested to be included in such registration by the holders of Purchaser Registrable Shares hereunder; and (C) any securities that the Corporation proposes to sell, pro rata, among the parties in clauses (A), (B) and (C) based on the number of shares of Common Stock requested to be included in such registration by the holders thereof; and

          (ii)  second, any other shares of Common Stock held by stockholders of the Corporation which are not entitled to be pari passu with the Purchaser Registrable Shares with respect to such registration (including the Founders Shares), requested to be included in such registration, pro rata among the holders of such other shares on the basis of the number of shares which are owned by such holders and requested to be included in such registration, or otherwise pursuant to any contractual registration rights applicable to such shares.

        Without limiting this Section 2.3 or Section 2.2, (i) no Founders Shares shall be included in an underwritten registration by the Corporation unless all of the Purchaser Registrable Shares requested to be included in such registration pursuant to this Agreement are permitted to be included in such registration, and (ii) no shares of Common Stock (including Founders Shares) held by executive officers of the Corporation shall be included in an underwritten registration if the managing underwriters advise the Corporation that the inclusion of shares of Common Stock held by executive officers of the Corporation will adversely affect the offering.

        2.4    Right to Terminate Registration.    The Corporation shall have the right to withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any holder of its securities has elected to include securities in such registration.

        SECTION 3.    Demand Registrations.

        3.1    Requests for Registration.    The holders of the outstanding Purchaser Registrable Shares may require the Corporation to effect a maximum of two (2) registrations under the Securities Act and the securities laws of any states reasonably designated by the holders for an offering to be made on a delayed or continual basis pursuant to Rule 415 under the Securities Act (a "Demand Registration") of all or any portion of its Purchaser Registrable Shares. The request for a Demand Registration shall

3

specify the approximate number of Purchaser Registrable Shares requested to be registered, the anticipated per share price range for such offering and whether the offering shall be underwritten by a nationally recognized investment bank.

        3.2    [Intentionally Omitted]

        3.3    Short-Form Registrations.    Demand Registrations will be made on a Form S-3 Registration Statement or any similar short form registration statement whenever the Corporation is permitted to use any such applicable short form and shall be underwritten by a nationally recognized investment bank designated pursuant to Section 3.6 at the Purchaser's option; provided, that the Corporation's ineligibility to use such applicable short form shall not excuse its obligations hereunder to the holders of the Purchaser Registrable Shares.

        3.4    Priority on Demand Registrations.    The Corporation will not include in any Demand Registration any securities which are not Purchaser Registrable Shares (except for Other Registrable Shares) without the prior written consent of the holders of a majority of the Purchaser Registrable Shares.

        3.5    Restrictions on Demand Registrations.    The Corporation will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Corporation may postpone for up to ninety (90) days (but not more than once in a nine (9) month period) the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation's board of directors determines that such Demand Registration is reasonably likely to have an adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or any other material financing or transaction; provided that, in such event, the holders of Purchaser Registrable Shares initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the Demand Registrations hereunder and the Corporation will pay all Registration Expenses in connection with such withdrawn registration.

        3.6    Selection of Underwriters.    The holders of a majority of the Purchaser Registrable Shares initially requesting registration will have the right to approve (which approval will not be unreasonably withheld) the investment banker(s) and manager(s) selected by the Corporation's board of directors to administer the offering.

        SECTION 4.    Registration Procedures.    Whenever the holders of Purchaser Registrable Shares have requested that any Purchaser Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Purchaser Registrable Shares in accordance with the intended method of disposition thereof, and, pursuant thereto, the Corporation will as expeditiously as reasonably possible:

        (a)  prepare and file with the Commission not later than thirty (30) days (and, notwithstanding the foregoing, any registration made pursuant to the proviso in Section 3.3 shall be prepared and filed with the Commission as soon as is reasonably practicable, but not less than sixty (60) days after the Demand Registration shall have been requested) following the Corporation's receipt of the request for a Demand Registration pursuant to Section 3.1 hereof a registration statement with respect to such Purchaser Registrable Shares and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided (provided that not less than five (5) days before filing a registration statement or prospectus or any amendments or supplements thereto with respect to a Demand Registration, the Corporation will furnish to the counsel selected by the holders of a majority of the Purchaser Registrable Shares initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

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        (b)  use its reasonable best efforts to ensure that: (A) any registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder; (B) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of any registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (c)  notify each holder of Purchaser Registrable Shares of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act; and, with respect to Demand Registrations, as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 8) or, if such registration statement relates to an underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Purchaser Registrable Shares by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

        (d)  furnish to each seller of Purchaser Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Purchaser Registrable Shares owned by such seller;

        (e)  notify each seller of such Purchaser Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Purchaser Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and such sellers shall suspend the use of the prospectus until the requisite changes thereto have been made);

        (f)    use its reasonable best efforts to cause all such Purchaser Registrable Shares to be listed on each securities exchange or market on which the Common Stock is then listed;

        (g)  use its reasonable best efforts to cause such Purchaser Registrable Shares to be registered or qualified with or approved by such other governmental agencies or authorities in such jurisdictions as may be necessary to consummate the disposition of such Purchaser Registrable Shares;

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        (h)  provide a transfer agent and registrar for all such Purchaser Registrable Shares not later than the effective date of such registration statement;

        (i)    enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Purchaser Registrable Shares;

        (j)    make available for inspection by any seller of Purchaser Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter, attorney, accountant or agent in connection with such registration statement;

        (k)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

        (l)    advise each seller of such Purchaser Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if any such stop order shall be issued (and, if such stop order shall be issued, such sellers shall suspend the use of the prospectus until it shall be withdrawn); and

        (m)  at the request of the managing underwriters in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement (i) an opinion of counsel, addressed to the underwriters and, if permitted by applicable professional standards, to the sellers of Purchaser Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and, if permitted by applicable professional standards, to the sellers of Purchaser Registrable Shares, covering such matters as such underwriters or sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

        Notwithstanding any provision of this Section 4 to the contrary, the Corporation shall not be required to amend or supplement a prospectus if such amendment of supplement would require the Corporation to disclose a material financing, acquisition or other transaction then being pursued by the Corporation and the Executive Committee of the Board of Directors of the Corporation shall determine in good faith that such disclosure is not in the best interests of the Corporation or would interfere with such transaction; provided that the Corporation shall give immediate notice thereof to holders of Purchaser Registrable Shares.

        For purposes of Section 4(a) and Section 4(b), the period of distribution of Purchaser Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Purchaser Registrable Shares in any other registration shall be deemed to extend until

6

the earlier of (i) the sale of all Purchaser Registrable Shares covered thereby and (ii) the end of the period of distribution for the holders of its shares of Common Stock on whose behalf the registration has been made.

        SECTION 5.    Registration Expenses.

        5.1    Corporation's Expenses.    All expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses") shall be borne by the Corporation.

        5.2    Reimbursement.    In connection with each Demand Registration, the Corporation will reimburse the holders of Purchaser Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Purchaser Registrable Shares initially requesting such registration. In connection with each Demand Registration and each Piggyback Registration, the Corporation shall reimburse the holders of Purchaser Registrable Shares included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Purchaser Registrable Shares for the purpose of rendering any legal opinion required by the Corporation or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

        5.3    Holder's Expenses.    Notwithstanding anything to the contrary contained herein, each holder of Purchaser Registrable Shares shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the Purchaser Registrable Shares sold for such holder's account.

        SECTION 6.    Indemnification.

        6.1    By the Corporation.    The Corporation agrees to indemnify, to the extent permitted by law, each holder of Purchaser Registrable Shares, its managers, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees) ("Liabilities") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Purchaser Registrable Shares. The payments required by this Section 6.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

        6.2    By Each Holder.    In connection with any registration statement in which a holder of Purchaser Registrable Shares is participating, each such holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus,

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or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement or prospectus; provided that the obligation to indemnify under this Section 6.2 or to contribute under Section 6.4 below will be several, not joint and several, among such holders of Purchaser Registrable Shares, and the liability of each such holder of Purchaser Registrable Shares under this Section 6.2 and under Section 6.4 shall be limited to the net amount received by such holder from the sale of Purchaser Registrable Shares pursuant to such registration statement.

        6.3    Procedure.    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        6.4    Contribution.    To the extent any indemnification by an indemnifying party provided for in this Section 6 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided that the limits in the final proviso of Section 6.2 shall apply to this Section 6.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        6.5    Other Indemnification Provisions.    The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

        SECTION 7.    Compliance with Rule 144.    So long as the Corporation (a) has registered a class of securities under Section 12 of the Exchange Act, or (b) files reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder, upon request, a

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written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (ii) use its reasonable best efforts to make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

        SECTION 8.    Participation in Underwritten Registrations.    No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its shares of Common Stock on the basis provided in any underwriting arrangements approved by the Corporation or any other Person or Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Purchaser Registrable Shares pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Corporation shall give any such notice, the applicable time period mentioned in Section 4(c) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8 to and including the date when each seller of Purchaser Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

        SECTION 9.    Holdback Agreements.    Each holder of Purchaser Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation or any securities convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to and during the ninety (90) days following the effective date of any underwritten Public Offering (except as part of such underwritten registration) unless the underwriters managing the Public Offering otherwise agree to a shorter period and unless any of the holders of Founders Shares, directors, officers and/or 5% shareholders of the Corporation are subject to a shorter period. Each holder of Purchaser Registrable Shares agrees to enter into customary lock-up agreements consistent with the foregoing if requested by any underwriter of any such Public Offering.

        SECTION 10.    Miscellaneous.

        10.1    Assignment of Registration Rights.    The registration rights of any Purchaser under this Agreement with respect to any Purchaser Registrable Shares may be assigned to any Person who acquires such Purchaser Registrable Shares; provided that (a) the assigning Purchaser shall give the Corporation notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (b) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Corporation, to be bound as a Purchaser by the provisions of this Agreement; and (c) immediately following such assignment the further disposition of such securities by such assignee is restricted under the Securities Act.

        10.2    No Inconsistent Agreements.    The Corporation is not a party to and will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Purchaser Registrable Shares in this Agreement.

        10.3    Adjustments Affecting Purchaser Registrable Shares.    The Corporation will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Purchaser Registrable Shares to include such Purchaser Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Purchaser Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

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        10.4    Successors and Assigns.    Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

        10.5    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        10.6    Descriptive Headings.    The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

        10.7    Notices.    Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

      If to the Corporation, to:

      divine, inc.
      1301 North Elston Avenue
      Chicago, Illinois 60622
      Telecopy: 773-394-6603
      Attention: Jude Sullivan, General Counsel

      with a copy (which shall not constitute notice) to:

      Latham & Watkins
      233 South Wacker Drive
      Sears Tower — Suite 5800
      Chicago, Illinois 60606
      Telecopy: 312-993-9767
      Attention: Mark D. Gerstein.

        If to the Purchaser or other holders of Purchaser Registrable Shares, to the addresses set forth in the stock records of the Corporation.

        10.8    Governing Law.    All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

        10.9    Amendments and Waivers.    The provisions of this Agreement may be amended upon the written agreement of the Corporation and the holder or holders of (a) at least a majority of the outstanding Purchaser Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

        10.10    Final Agreement.    This Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

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        10.11    Execution.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

        10.12    No Strict Construction.    The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

MICROSOFT CORPORATION
By:
a duly authorized signatory
DIVINE, INC.
By:
Name: Title:

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EXHIBIT D
COMMERCIAL TERMS TO BE INCLUDED IN NEW ALLIANCE AGREEMENT

Application Services Agreement:

1.
Divine and Microsoft agree to sign an Application Services Agreement (ASA) no later than October 31, 2001. The ASA will allow Divine to license certain Microsoft products on a subscription basis.

Material Terms of Alliance Agreement (to be executed no later than October 31, 2001):

1.
Divine will commit to a Microsoft platform as the key foundation for delivery of products/services to its targeted market(s).

2.
Microsoft will embrace Divine as dot.net poster child and deliver appropriate carriage similar to other named collaborators of similar consequence.

3.
Divine will work with Microsoft SharePoint Server, Office, NSP, EPG and other appropriate groups within Microsoft in determining technical and go-to-market path of highest opportunity for both companies — Microsoft will establish corporate management relationship(s) with Divine and create a joint go-to-market model that benefits both companies.

4.
Divine and Microsoft will redefine existing financial/operational commitments agreed to a more appropriate model based on new joint technology/market plan.

D-1

QuickLinks

  EXHIBIT 10.15(c)
  Exhibit C